Exchange Traded Concepts Trust

Yorkville High Income MLP ETF

Summary Prospectus | March 12, 2012

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | Ticker Symbol: YMLP

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.yetfs.com/investor_materials. You can also get this information at no cost by calling 1-855-YES-YETF, by sending an e-mail request to YETFS@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 12, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Distribution and Service (12b-1) Fees[1]	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.82%
1	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the first 12 months of operation. Thereafter, 12b-1 fees may only be imposed after approval by the Board of Trustees. Any forgone 12b-1 fees during the first 12 months will not be recoverable during any subsequent period.
2	Other Expenses are based on estimated amounts for the current fiscal year. Other Expenses do not reflect deferred income tax liability to be incurred by the Fund. The Fund will accrue deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of Master Limited Partnerships (“MLPs”) and royalty trusts considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$84	$262

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in securities of the Index. The Index is a rules-based index designed to provide investors a means of tracking the performance of selected Master Limited Partnerships (“MLPs”) and royalty trusts which are publicly traded on a U.S. securities exchange. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs. This investment policy may be changed without shareholder approval, upon 60 days’ prior notice to shareholders.

The Index consists of MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail marketing of propane and other natural gas liquids; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals, and royalty trusts, which typically own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As of February 10, 2012, the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $500 million to approximately $7 billion.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. The MLPs themselves generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.

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To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources and other commodities.

Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Of the 57 partnerships and royalty trusts eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange ("NYSE") and the rest trade on the NASDAQ National Market ("NASDAQ"). Partnerships and royalty trusts eligible for inclusion in the Index are subject to further liquidity screens before they may be included in the Index.

The Fund will concentrate its investments (i.e. hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of the date of the Prospectus, the Index is concentrated in the energy sector.

The Index is calculated and administered by Structured Solutions AG, which is not affiliated with the Fund, its investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Index Management Solutions, LLC (the “Trading Sub-Adviser”). Structured Solutions AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below.

MLP Risk. Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and cash flow risks, as described in more detail in this Prospectus.

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MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Energy Sector Risks. Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which the Fund invests are engaged in the energy sector of the economy. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•	the energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;
•	MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term;
•	MLPs engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time;
•	MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;
•	extreme weather or other natural disasters could impact the value of MLPs operating in the energy sector;

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•	the abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;
•	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector; and
•	MLPs operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

Industry Specific Risks. MLPs operating in the energy sector are also subject to risks that are specific to the industry they serve.

•	Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.
•	Exploration and production. Exploration and production MLPs produce energy resources, including natural gas and crude oil. Exploration and production MLPs that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of an MLP. Exploration and production MLPs seek to reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of gas and oil produced. There can be no assurance that the hedging strategies currently employed by theses MLPs are currently effective or will remain effective.
•	Marine shipping. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. The highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of MLPs with marine transportation assets.
•	Propane. Propane MLPs are distributors or propane to homeowners for space and water heating. MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
•	Natural Resource. MLPs with coal, timber, fertilizer and other mineral assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others.

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Tax Status of the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Risk. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 35% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income taxed, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

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In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required. See “Additional Risk Information—Principal Risks—Deferred Tax Asset Risk.”

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of distributions is from the net profits of the Fund.

Tax-Favored Treatment of Qualified Dividends is Scheduled to Expire. Distributions by the Fund will be treated as dividends for tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Under current federal income tax law, if applicable holding period requirements are met, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. However, the favorable tax treatment applicable to qualified dividends is scheduled to expire for tax years beginning after December 31, 2012 and, unless further Congressional action is taken, dividend income will thereafter be subject to U.S. federal income tax at the rates applicable to ordinary income (which rates are scheduled to increase at that time to a maximum rate of 39.6%).

Liquidity Risk. Although MLPs trade on the NYSE, the NASDAQ and NYSE Amex Equities, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements. Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated. See also, “Additional Risk Information—Tracking Error Risk.”

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Risk of Cash Transactions. Unlike many exchange-traded funds (“ETFs”), the Fund expects to effect redemptions principally for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Royalty Trust Risk. The Fund may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are exposed to many of the same risks as MLPs such as: (i) tax risks, (ii) risk related to limited control of the trustee and limited ability to remove or replace the trustee, (iii) risks related to the energy sector in general and (iv) risks that are specific to the industry in which underlying properties in which the royalty trust has an interest serve. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Management Risk: Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Investment Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results. Moreover, the Investment Sub-Adviser is a newly formed investment adviser with no prior investment management experience.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

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Passive Investment Risk: The Fund is not actively managed and therefore the Fund would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Yorkville ETF Advisors, LLC, the Investment Sub-Adviser, and Index Management Solutions, LLC, the Trading Sub-Adviser, serve as sub-advisers to the Fund.

The Adviser has retained the Investment Sub-Adviser to be responsible for the day-to-day management of the Fund and the Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees.

Portfolio Manager

Darren R. Schuringa, CFA, is a Portfolio Manager of Yorkville ETF Advisors, LLC and has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the NYSE Arca, Inc. (“NYSE Arca”). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 25,000 Shares (“Creation Units”). The consideration for a purchase of Creation Units of the Fund is the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index. Redemptions of Creation Units are effected principally for cash. Except when aggregated in Creation Units, the Funds’ shares are not redeemable securities.

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Tax Information

The Fund’s taxable distributions will generally be taxed as ordinary income. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

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